------------------------------------------------------------------------------------------------------------------------------------
                                                                                1. CONTRACT ID CODE                PAGE OF PAGES
             AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                    U                               1       3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE               4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (IF APPLICABLE)
            P00001                 See blk 16C                     N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE N00178                         7. ADMINISTERED BY (IF OTHER THAN ITEM 6)           CODE S2101A
                                -------------------------------                                                         ------------
Contracting Officer                                                DCMA Maryland
NAVAL SURFACE WARFARE CENTER, DAHLGREN                             217 East Redwood St.
DIVISION 17320 Dahlgren Road                                       Suite 1800
Dahlgren, VA 22448-5100                                            Baltimore, MD 21202-5299
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)     (X) 9A. AMENDMENT OF SOLICITATION NO.

CDEX, INC.
1700 Rockville Pike                                                                 ------------------------------------------------
Suite 400                                                                           9B. DATED (SEE ITEM 11)
Rockville, MD 20852

                                                                                ----------------------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                         N00178-03-C-3079
                                                                                X   ------------------------------------------------
                                                                                    10B. DATED (SEE ITEM 13)

                                                                                         08 May 2003
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CODE 3EKM0                        FACILITY CODE
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                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

|_| The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers                                          |_| is extended,          |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)

    N/A
------------------------------------------------------------------------------------------------------------------------------------
                                   13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
           ORDER NO. IN ITEM 10A.
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 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
           APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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        D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor   |X| is not,   |_| is required to sign this document and return   _________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE
    FEASIBLE.)

    SEE PAGES HEREIN


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)

                                                                     WILLIAM T. ARMSTRONG
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED      16B. UNITED STATES OF AMERICA                      16C. DATE SIGNED

                                                                BY /s/ William T. Armstrong                             7/16/2003
----------------------------------------                           ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           (SIGNATURE OF CONTRACTING OFFICER)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                          30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
                                                                                                       FAR (48 CFR) 53.243

                                   [ORIGINAL]

CDEX, INC.
N00178-03-C-3079
MODIFICATION P00001

Block 14: Description of Modification

      a. The purpose of this modification is to make the following changes:

            1.    Delete the following information from Standard Form 26 Block
                  12:

                  U.S. Army Corps of Engineers Finance (Code S18020) C/O U.S. Army Corps of Engineers Finance Center
                  5722 Integrity Drive
                  Millington, TN 38054-5005

                  And replace with the following:

                  DFAS/Columbus Center (Code HQ0338)
                  DFAS/CO/South Entitlement Operations
                  P.O. Box 182264
                  Columbus, OH 43218-2264

            2. Make the following changes to Clause Dd1-G10 Government Contract Administration Points-of-Contact and
                  Responsibilities, page 12 of the contract:

Delete the following:

      5.    PAYING OFFICE:

            (a) Name: United States Army Corps of Engineers (USACE)
                  Baltimore District (E1)
                  C/O USACE Finance Center
                  5722 Integrity Drive
                  Millington, TN 38054-5005

            And replace with the following:

            5.    PAYING OFFICE:

                  (a) Name: DFAS-Columbus Center (HQ0338)
                        DFAS/CO/South Entitlement Operations
                        P.O. Box 182264
                        Columbus, OH 43218-2264

                        (b) All other terms and conditions remain the same.

CDEX, INC.
N00178-03-C-3079
MODIFICATION P00001

DISTRIBUTION:

CDEX, Inc.
MMERGENTALER@CDEX-INC.COM

Code J12/Roger Boughton
BOUGHTONROGERA@NSWC.NAVY.MIL

DCMA/Maryland

DFAS/South Entitlement

------------------------------------------------------------------------------------------------------------------------------------
                      AWARD/CONTRACT                            1. THIS CONTRACT IS A RATED ORDER        RATING        PAGE OF PAGES
                                                                   UNDER DPAS (15 CFR 350)         -->
                                                                                                         DO-C9             1   27
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO.                            3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

   N00178-03-C-3079                                                25 Apr 2003              J10000/30711858
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                               CODE     N00178      6. ADMINISTERED BY (IF OTHER THAN ITEM 5)       CODE     S2101A
                                                ---------------                                                      ---------------

Contracting Officer                                                DCMA Maryland
Naval Surface Warfare Center, Dahlgren Division                    217 East Redwood St.
17320 Dahlgren Road (Attn: XDS13-Bldg. 183-Rm.106)                 Suite 1800
Dahlgren, VA 22448-5100                                            Baltimore, MD 21202-5299
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NUMBER, STREET, CITY, COUNTY, STATE AND ZIP CODE)    8. DELIVERY

CDEX, INC.                                                                             |_| FOB ORIGIN      |X| OTHER (SEE BELOW)
1700 Rockville Pike
Suite 400                                                                               --------------------------------------------
Rockville, MD 20852                                                                    9. DISCOUNT FOR PROMPT PAYMENT


                                                                                        --------------------------------------------
                                                                                        10. SUBMIT INVOICES          ITEM
                                                                                        (4 COPIES UNLESS OTHER-  -->
                                                                                        WISE SPECIFIED) TO THE
                                                                                        ADDRESS SHOWN IN:            SEE SECT. G
------------------------------------------------------------------------------------------------------------------------------------
CODE  3EKM0                                     FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                       CODE     N00178      12. PAYMENT WILL BE MADE BY                     CODE     S18020
                                                ---------------                                                      ---------------

NAVAL SURFACE WARFARE CENTER, BLDG. 125                             U.S. ARMY CORPS OF ENGINEERS FINANCE
ATTN: ROGER BOUGHTON/CODE J12                                       C/O U.S. ARMY CORPS OF ENGINEERS, FINANCE CTR.
17320 DAHLGREN RD., DAHLGREN, VA. 22448-5100                        5722 INTEGRITY DRIVE, MILLINGTON, TN 38054-5005
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:

    |_| 10 U.S.C. 2304(C)(     )   |_| 41 U.S.C. 253 (C)(    )      SEE SCHEDULE (PAGE 11)

------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                     15B. SUPPLIES/SERVICES        15C. QUANTITY    15D. UNIT     15E. UNIT PRICE     15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------


                                       SEE SCHEDULE

                                       AID# 44883
------------------------------------------------------------------------------------------------------------------------------------
                                                                                15G. TOTAL AMOUNT OF CONTRACT -->  $ 196,483.00
------------------------------------------------------------------------------------------------------------------------------------
                                                       16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X) SEC.                  DESCRIPTION                PAGE(S)    (X) SEC.                  DESCRIPTION                       PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
              PART I - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
|X|      A    SOLICITATION/CONTRACT FORM                2-3     |X|      I    CONTRACT CLAUSES                               17-26
------------------------------------------------------------------------------------------------------------------------------------
|X|      B    SUPPLIES OR SERVICES AND PRICES/COSTS     4-6                     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER
----------------------------------------------------------------                ATTACH.
|X|      C    DESCRIPTION/SPECS./WORK STATEMENT         6-8
------------------------------------------------------------------------------------------------------------------------------------
|X|      D    PACKAGING AND MARKING                      9      |X|      J    LIST OF ATTACHMENTS                            26-27
------------------------------------------------------------------------------------------------------------------------------------
|X|      E    INSPECTION AND ACCEPTANCE                  9                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
|X|      F    DELIVERIES OR PERFORMANCE                 10               K    REPRESENTATIONS, CERTIFICATIONS AND
----------------------------------------------------------------              OTHER STATEMENTS OF OFFERORS
|X|      G    CONTRACT ADMINISTRATION DATA             11-15
------------------------------------------------------------------------------------------------------------------------------------
|X|      H    SPECIAL CONTRACT REQUIREMENTS            15-17             L    INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         M    EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17.   |X| CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS      18.   |_| AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
      REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO           DOCUMENT.) YOUR OFFER ON SOLICITATION NUMBER
      ISSUING OFFICE.) CONTRACTOR AGREES TO FURNISH AND               ____________, INCLUDING THE ADDITIONS OR CHANGES MADE
      DELIVER ALL ITEMS OR PERFORM ALL THE SERVICES SET               BY YOU WHICH ADDITIONS OR CHANGES ARE SET FORTH IN
      FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY                  FULL ABOVE, IS HEREBY ACCEPTED AS TO THE ITEMS LISTED
      CONTINUATION SHEETS FOR THE CONSIDERATION STATED                ABOVE AND ON ANY CONTINUATION SHEETS. THIS AWARD
      HEREIN. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO            CONSUMMATES THE CONTRACT WHICH CONSISTS OF THE
      THIS CONTRACT SHALL BE SUBJECT TO AND GOVERNED BY THE           FOLLOWING DOCUMENTS: (A) THE GOVERNMENT'S SOLICITATION
      FOLLOWING DOCUMENTS: (A) THIS AWARD/CONTRACT, (B) THE           AND YOUR OFFER, AND (B) THIS AWARD/CONTRACT. NO
      SOLICITATION, IF ANY, AND (C) SUCH PROVISIONS,                  FURTHER CONTRACTUAL DOCUMENT IS NECESSARY.
      REPRESENTATIONS, CERTIFICATIONS, AND SPECIFICATIONS,
      AS ARE ATTACHED OR INCORPORATED BY REFERENCE HEREIN.
      (ATTACHMENTS ARE LISTED HEREIN.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   20A. NAME OF CONTRACTING OFFICER

                                                                     WILLIAM T. ARMSTRONG
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   19C. DATE SIGNED      20B. UNITED STATES OF AMERICA             20C. DATE SIGNED


BY [SIGNATURE ILLEGIBLE]                                        BY [SIGNATURE ILLEGIBLE]
----------------------------------------                        ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           (SIGNATURE OF CONTRACTING OFFICER)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                         26-107                                     STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                               PRESCRIBED BY GSA
                                                                                                        FAR (48 CFR) 53.214(a)

                                                                N00178-03-C-3079

SECTION A: SOLICITATION/CONTRACT FORM

CLAUSES INCORPORATED BY FULL TEXT

Ddl-A20 NOTICE TO CONTRACTORS

                              NOTICE TO CONTRACTORS

   THE PURPOSE OF THIS NOTICE IS TO BRING MATTERS TO YOUR ATTENTION WHICH CAN
                        AFFECT PAYMENT OF YOUR INVOICES.

CCR ANNUAL RENEWAL

YOU MUST CONFIRM YOUR REGISTRATION IN THE CENTRAL CONTRACTOR REGISTRATION (CCR) DATABASE OR THE DEFENSE FINANCE AND ACCOUNTING SERVICE (DFAS) MAY NOT PROCESS YOUR INVOICE. YOU MAY OBTAIN MORE INFORMATION ON THIS ANNUAL RENEWAL CONFIRMATION PROCESS BY CALLING 1-888-227-2423 OR VIA THE INTERNET AT HTTP://WWW.CCR2000.COM/

EFTS

ELECTRONIC FUNDS TRANSFER (EFT) PAYMENTS ARE BASED ON THE EFT INFORMATION CONTAINED IN THE CCR DATABASE. IT IS CRITICAL THAT YOU ENSURE THAT YOUR EFT INFORMATION IN THE CCR DATABASE REMAINS CURRENT AND CORRECT.

INVOICES

INVOICES MUST BE PREPARED AS PRESCRIBED BY THIS CONTRACT/ORDER OR
THEY MAY BE REJECTED BY THE PAYING OFFICE. THIS CONTRACT/ORDER
INCORPORATES ONE OR MORE OF THE FOLLOWING CLAUSES REGARDING
PREPARATION AND SUBMISSION OF INVOICES:

      FAR 52.212-4
      FAR 52.213-2
      FAR 52.232-25
      NAPS 5252.232-9000
      NAPS 5252.232-9001
      NAPS 5252.232-9002
      NAPS 5252.232-9003

                                                                N00178-03-C-3079
                                                                    Page 3 of 27

PLEASE INSURE THAT INVOICES ARE PREPARED AND SUBMITTED IN ACCORDANCE WITH THESE CLAUSES AND THE FOLLOWING ADDITIONAL INFORMATION:

      INVOICE PREPARATION - PLEASE ENSURE THAT YOUR INVOICE CLEARLY REFLECTS:

            (1) INVOICE NUMBER,
            (2) DATE OF INVOICE,
            (3) COMPANY NAME AND REMIT TO ADDRESS (COMPANY NAME ON THE INVOICE
                MUST MATCH THE COMPANY NAME ON THE CONTRACT/ORDER),
            (4) CONTRACT/ORDER NUMBER, AND
            (5) INVOICE AMOUNT.

      INVOICE SUBMISSION - IF A "SUBMIT TO" ADDRESS IS DESIGNATED IN ONE OF THE CLAUSES LISTED ABOVE, SUBMIT THE ORIGINAL AND THREE COPIES OF EACH INVOICE TO THAT ADDRESS AND SUBMIT ONE COPY TO THE ADDRESS SHOWN BELOW. IF THERE IS NO ADDRESS DESIGNATED IN ANY OF THE CLAUSES LISTED ABOVE, SUBMIT THE ORIGINAL AND THREE COPIES OF EACH INVOICE TO THE ADDRESS SHOWN BELOW. IN ADDITION, SUBMIT ONE COPY OF EACH INVOICE TO THE CONTRACT SPECIALIST AT THE ISSUING OFFICE ADDRESS SHOWN OF THE FACE OF THE DOCUMENT:

      NAVAL SURFACE WARFARE CENTER, DAHLGREN DIVISION
      ATTN: CODE J12/ROBERT BRANNON
      17320 DAHLGREN ROAD
      DAHLGREN, VA 22448-5100

REGISTER FOR INVOICE STATUS

YOU CAN REGISTER AT THE FOLLOWING WEB SITE TO MONITOR THE STATUS OF YOUR INVOICES. THIS IS THE VENDOR PAY INQUIRY SYSTEM-MOCAS USER REGISTRATION. HTTP://VENDORPAY.DFAS.MIL/NEWUSER

                                                                N00178-03-C-3079
                                                                    Page 4 of 27

SECTION B SUPPLIES OR SERVICES AND PRICES

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
                                                                                     $                     $
0001            Feasibility Study
                FFP - The contractor shall perform research and development efforts in accordance with the contractor's proposal dated 5 March 2002 in response to
                BAA number N00178-01-Q-3040
                PURCHASE REQUEST NUMBER J10000/30711858
                                                                                                  ----------------

                                                                                  NET AMT                  $

                ACRN AA Funded Amount

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AA                                    1.00                  Lot             $32,000.00           $32,000.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the first Monthly Status Report in accordance with CDRL A00l.
                PURCHASE REQUEST NUMBER Jl0000/30711858
                                                                                                  ----------------

                                                                                  NET AMT            $32,000.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AB                                    1.00                  Lot             $32,000.00           $32,000.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the second Monthly Status Report in accordance with CDRL A00l.
                PURCHASE REQUEST NUMBER J10000/30711858
                                                                                                  ----------------
                                                                                  NET AMT            $32,000.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AC                                    1.00                  Lot             $32,000.00           $32,000.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the third Monthly Status Report in accordance with CDRL A001.
                PURCHASE REQUEST NUMBER J10000/30711858
                                                                                                  ----------------

                                                                                  NET AMT            $32,000.00

                                                                N00178-03-C-3079

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AD                                    1.00                  Lot             $32,000.00           $32,000.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the fourth Monthly Status Report in accordance with CDRL A001.
                PURCHASE REQUEST NUMBER J10000/30711858
                                                                                                  ----------------

                                                                                  NET AMT            $32,000.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AE                                    1.00                  Lot             $32,000.00           $32,000.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the fifth Monthly Status Report in accordance with CDRL A001.
                PURCHASE REQUEST NUMBER J10000/30711858
                                                                                                  ----------------

                                                                                  NET AMT            $32,000.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0001AF                                    1.00                  Lot             $34,988.39           $36,483.00
                Feasibility Study Monthly Status Report
                FFP - The contractor shall perform research and development efforts and provide the sixth Monthly Status Report in accordance with CDRL A001.
                PURCHASE REQUEST NUMBER J10000/30711858

                                                                                  NET AMT            $36,483.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0002                                      1.00                  Lot                  $                  $NSP
                Data Deliverables
                FFP-The Contractor shall provide the data deliverables in support of CLIN
                0001.
                                                                                                  ----------------

                                                                                  NET AMT                  $

                                                                N00178-03-C-3079

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0003                                      1.00                  Lot                 $                      $
                Optional Prototype Development and Demonstration
                CPFF - The contractor shall perform research and development efforts in accordance with the contractor's proposal dated 8 March 2002 in response to
                BAA number N00178-01-Q-3040

                                                                                EST. COST           $730,992.00
                                                                                FIXED FEE             63,934.00
                                                                                                  ----------------
                                                                     TOTAL EST COST + FEE           $794,926.00

ITEM NO         SUPPLIES/SERVICES       QUANTITY                UNIT            UNIT PRICE              AMOUNT
0004                                      1.00                  Lot                 $                   $NSP
               Data Deliverables
               CPFF - The Contractor shall provide the data deliverables and the
               Demonstration of Prototype Operation in support of CLIN 0002 in accordance with CDRLs A004, A005, and A006.

CLAUSES INCORPORATED BY FULL TEXT

HQ B-2-0004 EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

SECTION C DESCRIPTIONS AND SPECIFICATIONS

CLAUSES INCORPORATED BY FULL TEXT

Ddl-C21 COPYRIGHT OF COMPUTER SOFTWARE

                                                                N00178-03-C-3079

The contractor shall: (1) apply for copyright registration of the computer program code developed by the contractor, (2) place the copyright notice on the screen, in addition to the diskettes and manuals produced, and (3) place, next to the copyright notice, the additional phrase: "The U. S. Government has rights as specified in contract N00178-03-C-3079".

Ddl-C40 INFORMATION SYSTEMS (IS) SECURITY AND ACCREDITATION

Contractor Provision of IS Resources

Except in special circumstances explicitly detailed elsewhere in this document, the Contractor shall provide all IS resources needed in the performance of this contract. IS resources include, but are not limited to, computers, software, networks, and addresses.

Contractor Use of NSWCDD IS Resources

In the event that the contractor is required to have access to NSWCDD IS resources, the login name (common id) and associated information shall be registered with the NSWCDD site issuing authority.

If this contract requires that the contractor be granted access and use of NSWCDD IS resources (at any site), the IS shall be accredited for contractor use in accordance with procedures specified by the IS Security Office. The accreditation shall include COR certification that the use and access is required by this contract.

Connections Between NSWCDD and Contractor Facilities

If there is a requirement (specifically delineated elsewhere in this contract) for interconnection between any facilities and/or ISs owned or operated by the contractor, such interconnection shall take place only after approval from the NSWCDD IS Security Office. All such connections as well as the ISs connected thereto will be accredited (operated at an acceptable risk) by the appropriate NSWCDD Designated Approving Authority (DAA) and comply with the requirements of DODDIR 5200.28 regarding Memorandums of Agreement. All such connections will be made outside the appropriate NSWCDD firewall.

Accreditation of Contractor-owned ISs

The Government reserves the right to have all contractor owned ISs used in the performance of this contract accredited by the cognizant DAA.

Use of Contractor Personnel to Perform IS Security Tasking

General - Personnel performing IS security related tasking must have successfully completed training and demonstrate proficiency in the following areas: Information System Security Awareness, Security Domains, Incident Handling, and Auditing Concepts.

Architecture Specific - Personnel assigned to perform IS security related tasking for a specific area must be trained and demonstrate proficiency in that area. Typical examples include, but are not limited to: networking, processing classified information, Internet Protocols, Unix, Novell, and Microsoft operating systems.

Replacement or New IS Security Personnel - The contractor shall provide evidence that new and replacement IS personnel, unless they are Key Personnel, meet the above requirements and forward such information to the COR for review and approval by the Information Systems Security Office. Failure to meet the requirements herein may result in rejection of the person or persons. Replacement of IS personnel designated as Key Personnel will be in accordance with the Key Personnel provision contained herein.

                                                                N00178-03-C-3079

HQ C-2-0011 COMPUTER SOFTWARE AND/OR COMPUTER DATABASE(S) DELIVERED TO AND/OR RECEIVED FROM THE GOVERNMENT (NAVSEA) (NOV 1996)

(a) The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled "RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION" (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and on whatever system the software is delivered. The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.

(b) The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract.

(c) Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used. Otherwise the computer software or computer data base does not meet the minimum functional requirements of this contract. In the event there is any routine to disable the computer software or computer data base in the future, that date certain shall not be less than 25 years after the delivery date of the computer software or computer database.

(d) No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies. This does not prohibit license agreements from specifying the maximum amount of copies that can be made.

(e) Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy. Such delivery may cause confusion between data rights and computer software rights. It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form data with exactly the same rights and limitations as if the data had been delivered as hard copy.

(f) Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible. Such legends shall also be placed in human-readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.

HQ C-2-0014 CONTRACTOR'S PROPOSAL (NAVSEA) (SEP 1990)

(a) Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in proposal titled "Chemical Agent Screener for Sealed Containers" dated 5 March 2002 in response to Broad Agency Announcement No. N00178-0l-Q-3040.

(b) The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-8) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specification" in the order of precedence.

                                                                N00178-03-C-3079

SECTION D PACKAGING AND MARKING

CLAUSES INCORPORATED BY FULL TEXT

Ddl-D10 PREPARATION FOR SHIPMENT (COMMERCIALLY PACKAGED ITEMS)

Preservation, packaging, packing, and marking shall be in accordance with ASTM Designation D 3951-95 "Standard Practice for Commercial Packaging."

Ddl-D12 UNPACKING INSTRUCTIONS: COMPLEX OR DELICATE EQUIPMENT

      (a) Location on Container. When practical, one set of the unpacking instructions will be placed in a heavy water-proof envelope prominently marked "UNPACKING INFORMATION" and firmly affixed to the outside of the shipping container in a protected location, preferably between the cleats on the end of the container adjacent to the identification marking. If the instructions cover a set of equipment packed in multiple containers, the instructions will be affixed to the number one container of the set. When the unpacking instructions are too voluminous to be affixed to the exterior of the container, they will be placed inside and directions for locating them will be provided in the envelope marked "UNPACKING INFORMATION."

      (b) Marking Containers. When unpacking instructions are provided, shipping containers will be stenciled "CAUTION--THIS EQUIPMENT MAY BE SERIOUSLY DAMAGED UNLESS UNPACKING INSTRUCTIONS ARE CAREFULLY FOLLOWED. UNPACKING INSTRUCTIONS ARE LOCATED (state where located)." When practical, this marking will be applied adjacent to the identification marking on the side of the container.

SECTION E INSPECTION AND ACCEPTANCE

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN      INSPECT AT             INSPECT BY    ACCEPT AT              ACCEPT BY
0001      Destination            Government   Destination            Government
0001AA    Destination            Government   Destination            Government
0001AB    Destination            Government   Destination            Government
0001AC    Destination            Government   Destination            Government
0001AD    Destination            Government   Destination            Government
0001AE    Destination            Government   Destination            Government
0001AF    Destination            Government   Destination            Government
0002      Destination            Government   Destination            Government
0003      Destination            Government   Destination            Government
0004      Destination            Government   Destination            Government

CLAUSES INCORPORATED BY REFERENCE:

52.246-9        Inspection Of Research And Development (Short Form)     APR 1984
52.246-16       Responsibility For Supplies                             APR 1984
252.246-7000    Material Inspection And Receiving Report                DEC 1991

                                                                N00178-03-C-3079

SECTION F DELIVERIES OR PERFORMANCE

DELIVERY INFORMATION

CLINS    DELIVERY DATE                  UNIT OF ISSUE   QUANTITY  FOB           SHIP TO ADDRESS
0001     POP Date of Award to                                                   N00178
         01 Oct 03                                                              NAVAL SURFACE WARFARE
                                                                                CENTER, DAHLGREN
                                                                                ROBERT BRANNON/J12/COR
                                                                                17320 DAHLGREN ROAD
                                                                                DAHLGREN VA 22448-5100
0001AA   35 Days ADC                    Lot             1.00      Dest.         Same as CLIN 0001
0001AB   65 Days ADC                    Lot             1.00      Dest.         Same as CLIN 0001
0001AC   95 Days ADC                    Lot             1.00      Dest.         Same as CLIN 0001
0001AD   125 Days ADC                   Lot             1.00      Dest.         Same as CLIN 0001
0001AE   155 Days ADC                   Lot             1.00      Dest.         Same as CLIN 0001
0001AF   155 Days ADC                   Lot             1.00      Dest.         Same as CLIN 0001
0002     Same as CLIN 0001              Lot             1.00      Dest.         Same as CLIN 0001
0003     18 Months After Exercise                                 Dest.         Same as CLIN 0001
         of Option
0004     18 Months After Exercise                                 Dest.         Same as CLIN 0001
         of Option

CLAUSES INCORPORATED BY REFERENCE:

52.242-15       Stop Work Order (Aug 89) Alt I                          APR 1984
52.242-15       Stop-Work Order                                         AUG 1989
52.247-34       F.O.B. Destination                                      NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

Ddl-F40 CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event the contractor anticipates or encounters difficulty in complying with the contract delivery schedule or date, he/she shall immediately notify, in writing, the Contracting Officer and the cognizant Contract Administration Services Office, if assigned. The notice shall give the pertinent details; however such notice shall not be construed as a waiver by the Government of any contract delivery schedule, or of any rights or remedies provided by law or under this contract.

                                                                N00178-03-C-3079

SECTION G CONTRACT ADMINISTRATION DATA

ACCOUNTING AND APPROPRIATION DATA

AA              21 NA 2002 2050.0000 El 2002 08 8012 70000000000 25EA SCD40C WA
                18020 000087345
AMOUNT:         $196,483.00 (RDA)

FUNDING         JOB ORDER NO
ACRN: AA        W81W3G21548201 (Exp. 30 Sep 03)

CLAUSES INCORPORATED BY FULL TEXT

Ddl-G1 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS

The payment office shall ensure that each payment under this contract is made in accordance with the accounting classification reference numbers (ACRNs) shown on each individual invoice. ACRNs are cited by the contractor on each invoice in accordance with clause 5252.232-9000, 5252.232-9001, or 5252.232-9003, as appropriate.

Ddl-G10 GOVERNMENT CONTRACT ADMINISTRATION POINTS-OF-CONTACT AND
RESPONSIBILITIES

1. PROCURING CONTRACTING OFFICER (PCO):

      (a)   Name:       William T. Armstrong
            Address:    Code XDS 13
                        Dahlgren Division
                        Naval Surface Warfare Center
                        17320 Dahlgren Road
                        Dahlgren, Virginia 22448-5100
            Phone: (540) 653-7765; FAX: (540) 653-6810
            E-mail: armstrongwt@nswc.navy.mil

      (b) PCO responsibilities are outlined in FAR 1.602-2. The PCO is the only person authorized to approve changes in any of the requirements of this contract or orders issued thereunder and, notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the PCO's. The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer OR IS PURSUANT TO SPECIFIC AUTHORITY OTHERWISE INCLUDED AS PART OF THIS CONTRACT. In the event the contractor effects any change at the direction of any person other than the PCO, the change will be considered to be unauthorized.

2. CONTRACT SPECIALIST:

      (a)   Name:       Doris G. Elliott
            Address:    Code XDS 13-2
                        Dahlgren Division
                        Naval Surface Warfare Center
                        17320 Dahlgren Road
                        Dahlgren, Virginia 22448-5100
            Phone: (540) 653-7765; FAX: (540) 653-6810

                                                                N00178-03-C-3079

            E-mail: elliottdg@nswc.navy.mil

      (b) The Contract Specialist is the representative of the Contracting Officer for all contractual matters.

3. CONTRACTING OFFICER'S REPRESENTATIVE(COR):

      (a)   Name:       Roger Boughton
            Address:    Code J12
                        Dahlgren Division
                        Naval Surface Warfare Center
                        17320 Dahlgren Road
                        Dahlgren, Virginia 22448-5100
            Phone: (540) 653-4882 FAX: (540) 653-4977
            E-mail: boughtonra@nswc.navy.mil

      (b) The COR is the PCO's appointed representative for technical matters. The COR is not a contracting officer and does not have the authority to direct the accomplishment of effort which is beyond the scope of the contract or to otherwise change any contract requirements. An informational copy of the COR appointment letter which provides a delineation of COR authority and responsibilities is provided as an attachment to this contract.

4. ALTERNATE CONTRACTING OFFICER'S REPRESENTATIVE (ACOR):

      (a)   Name:       Robert Brannon
            Address:    Code J12
                        Dahlgren Division
                        Naval Surface Warfare Center
                        17320 Dahlgren Road
                        Dahlgren, Virginia 22448-5100
            Phone: (540) 653-6438
            E-mail:

      (b) The ACOR is responsible for COR responsibilities and functions in the event that the COR is unavailable due to leave, illness, or other official business. The ACOR is appointed by the PCO; a copy of the ACOR appointment is provided as an attachment to this contract.

5. PAYING OFFICE

      (a)   Name:       United States Army Corps of Engineers (USACE)
                        Baltimore District (El)
                        c/o USACE Finance Center
            Address:    5722 Integrity Drive
                        Millington, TN 38054-5005
            Phone: (443) 479-5684

      (b) The Paying Office makes all payments under the contract.

Ddl-G12 POST-AWARD CONFERENCE

      (a) A Post-Award Conference with the successful offeror will be conducted within 60 days after award of the contract. The conference will be held at the address below:

                                                                N00178-03-C-3079

            Location/Address: To Be Determined

      (b) The contractor will be given 5 working days notice prior to the date of the conference by the COR, Mr. Robert Brannon.

      (c) The requirement for a post-award conference shall in no event constitute grounds for excusable delay by the Contractor in performance of any provisions in the contract.

Ddl-G40 PAYMENT, SELECTED ITEMS OF COST REIMBURSEMENT CONTRACTS

      (a) Travel Costs (Including Foreign Travel)

            (1) Air: The contractor shall, to the maximum extent practicable, minimize overall travel costs by taking advantage of discounted airfare rates available through advance purchase. Charges associated with itinerary changes and cancellation under nonrefundable airline tickets are reimbursable as long as the changes are driven by the work requirement.

            (2) Non-reimbursable Travel: The following travel shall not be reimbursed hereunder: travel performed for personal convenience, daily travel to and from work at the contractor's facility (i.e., designated work site) or to and from NSWCDD when NSWCDD is the designated work site.

      (b) Training

The Government will not allow costs, nor reimburse costs associated with the contractor training employees in an effort to attain and/or maintain minimum personnel qualification requirements of this contract. Other training may be approved on a case-by-case basis by the COR. Attendance at workshops or symposiums is considered training for purposes of this clause.

      (c) General Purpose Office Equipment (GPOE) and Information Technology
(IT)

The cost of acquisition of GPOE and IT shall not be allowable as direct charges to this contract. The contractor is expected to have the necessary facilities to perform the requirements of this contract, including any necessary GPOE and IT. GPOE means equipment normally found in a business office such as desks, chairs, typewriters, calculators, file cabinets, etc. IT means any equipment or interconnected system or subsystem of equipment that is used in the automatic acquisition, storage, manipulation, movement, control, display, switching, interchange, transmission, or reception of data or information. IT includes computers, ancillary equipment, software, firmware and similar products, services (including support services), and related resources.

Ddl-G41 PAYMENT OF FIXED FEE (COST PLUS FIXED FEE) (CLIN 0003)

      (a) Subject to the withholding provisions of this clause, and any other adjustments required by other contract clauses, the fixed fee shall be paid in installments.

      (b) The amount of each fee installment shall be billed at 10% of allowable costs. This percentage reflects the ratio of total contract fixed fee to total contract estimated cost.

      (c) In accordance with FAR 52.216-8 FIXED FEE in Section 1 of this contract, the Contracting Officer has established a withholding of 15% of funded fixed fee, not to exceed $100,000. The contractor's provisional payment vouchers may invoice fee at the percentage cited in paragraph (b) above, up to 85% of the funded fixed fee.

                                                                N00178-03-C-3079

NAPS 5252.232-9000 SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992) (CLIN 0001)

      (a) "Invoice" as used in this clause does not include contractor requests for progress payments.

      (b) The contractor shall submit original invoices with 3 copies to the address identified in the contract award form SF 26-Block 10.

      (c) The use of copies of the Material Inspection and Receiving Report
(MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

      (d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

      (e) The contractor shall prepare a separate invoice for each activity designated to receive the supplies or services.

      (f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992) (CLIN 0003)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b)(i) In accordance with DFARS 242.803(b)(i)(c), the cognizant Defense Contract Audit Agency (DCAA) auditor has authorized the contractor to submit interim invoices directly to paying offices. This authorization does not extend to the first and final invoices, which shall be submitted to the contract auditor at the following address:

DCAA Boston Branch Office
101 Merrimac Street, Suite 820A
Boston, MA 02114

A copy of every invoice shall be provided to the individual listed below for certification, at the address shown (if completed by the contracting officer):
      Naval Surface Warfare Center, Dahlgren Division
      Attn: Code J12/Robert Brannon
      17320 Dahlgren Road
      Dahlgren, VA 22448-5100

In addition, a copy of the final invoice shall be provided to the Administrative Contracting Officer (ACO).

      (ii) Upon written notification to the contractor, DCAA may rescind its authorization for the contractor to submit interim invoices directly to the paying offices. Upon receipt of such written notice the contractor shall immediately begin to submit all invoices to the contract auditor at the above address.

      (iii) Notwithstanding (i) and (ii), when delivery orders are applicable, invoices shall be segregated by individual order and submitted to the address(es) specified in the order.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 14 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the

                                                                N00178-03-C-3079
following information, as applicable:

      (1) Contract line item number (CLIN)
      (2) Sublime item number (SLIN)
      (3) Accounting Classification Reference Number (ACRN)
      (4) Payment terms
      (5) Procuring activity
      (6) Date supplies provided or services performed
      (7) Costs incurred and allowable under the contract
      (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided

(e) A DD Form 250, "Material Inspection and Receiving Report",

      _______ is required with each invoice submittal.
         X    is required only with the final invoice.
      _______ is not required.

(f) A Certificate of Performance
      _______ shall be provided with each invoice submittal.
         X    is not required.

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

(i) When a vendor invoice for a foreign currency is provided as supporting documentation, the Contractor shall identify the foreign currency and indicate on the vendor invoice the rate of exchange on the date of payment by the Contractor. The Contractor shall also attach a copy of the bank draft or other suitable documents showing the rate of exchange. The contractor shall provide an English translation if the vendor invoice is written in a foreign language.

SECTION H SPECIAL CONTRACT REQUIREMENTS

CLAUSES INCORPORATED BY FULL TEXT

Dd1-H10 EMPLOYMENT OF US GOVERNMENT PERSONNEL RESTRICTED

In performing this contract, the Contractor shall not use as a consultant or employ (on either a full or part time basis) any active duty U.S. Government personnel (civilian or military) without the prior written approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DoD or U.S. Government instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.

Ddl-H11 CHANGES IN KEY PERSONNEL

      (a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were

                                                                N00178-0342-3079
submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made without prior notification to and concurrence of the Contracting Officer in accordance with this requirement.

      (b) The contractor agrees that during the first 180 days of the period of performance no key personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. All proposed substitutions shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least fifteen (15) days, or thirty (30) days if a security clearance is to be obtained, in advance of the proposed substitution. Such notification shall include:

            (1) An explanation of the circumstances necessitating the substitution;

            (2) A complete resume of the proposed substitute;

            (3) The hourly rates of the incumbent and the proposed substitute;
      and

            (4) Any other information requested by the Contracting Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

      (c) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract, occurs, the Contractor shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The same information as specified in paragraph (b) above is to be submitted with the request.

      (d) The Contracting Officer shall evaluate requests for changes in personnel and promptly notify the Contractor, in writing, whether the request is approved or disapproved.

Ddl-H40 FUNDING PROFILE

It is estimated that these incremental funds will provide for CLIN 0003. The following details funding to date:

Total
Contract                Funds This        Previous      Funds          Balance
CPFF                      Action          Funding       Available      Unfunded

$991,409.00                 *             $-0-             *              *

*TO BE SPECIFIED AT TIME OF AWARD OF OPTION

Ddl-H43 REQUIRED INSURANCE

      (a) The following types of insurance are required in accordance with the clause entitled "INSURANCE - LIABILITY TO THIRD PERSONS" and shall be maintained in the minimum amounts shown:

            (1) Comprehensive General Liability: $100,000 per person and $500,000 per accident for bodily injury. No property damage general liability insurance is required.

            (2) Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $20,000 per accident for property damage. Comprehensive form of policy is required.

            (3) Standard Workmen's Compensation and Employer's Liability Insurance (or, where maritime employment is involved, Longshoremen's and Harbor Worker's Compensation Insurance) in the minimum amount of $100,000.

      (b) The policies for such insurance shall contain an endorsement that cancellation or material change in the policies, adversely affecting the interest of the Government in such insurance, shall not be effective unless the Contracting Officer approves such cancellation or change. When the coverage is provided by self-insurance, prior approval of the Administrative Contracting Officer is required for any change or decrease in coverage.

                                                                N00178-03-C-3079

Ddl-H50 NOTICE OF INCORPORATION OF SECTION K

Section K of the solicitation (Representation, Certifications and Other Statements of Offerors) will not be distributed with the contract; however, it is incorporated in and forms a part of the resultant contract as though furnished in full text therewith.

SEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)

(a) This contract is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this contract for payment of fee for incrementally funded contract line item number/contract subline item number (CLIN/SLIN), subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this contract for payment of cost for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

                                                                 ESTIMATED
ITEM(S)         ALLOTTED TO COST      ALLOTTED TO FEE      PERIOD OF PERFORMANCE
-------         ----------------      ---------------      ---------------------

0003,0004            $                    $

(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c) CLINs/SLINs _ are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

HQ B-2-0007 LIMITATION OF COST OR LIMITATION OF FUNDS LANGUAGE

The clause entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

                                                                N00178-03-C-3079

SECTION I CONTRACT CLAUSES

CLAUSES INCORPORATED BY REFERENCE:

52.202-1                Definitions                                                             DEC 2001
52.203-3                Gratuities                                                              APR 1984
52.203-5                Covenant Against Contingent Fees                                        APR 1984
52.203-6                Restrictions On Subcontractor Sales To The Government                   JUL 1995
52.203-7                Anti-Kickback Procedures                                                JUL 1995
52.203-8                Cancellation, Rescission, and Recovery of Funds for Illegal or          JAN 1997
                        Improper Activity
52.203-10               Price Or Fee Adjustment For Illegal Or Improper Activity                JAN 1997
52.203-12               Limitation On Payments To Influence Certain Federal Transactions        JUN 1997
52.204-4                Printed or Copied Double-Sided on Recycled Paper                        AUG 2000
52.209-6                Protecting the Government's Interest When Subcontracting With           JUL 1995
                        Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15               Defense Priority And Allocation Requirements                            SEP 1990
52.215-2                Audit and Records--Negotiation                                          JUN 1999
52.215-8                Order of Precedence--Uniform Contract Format                            OCT 1997
52.215-17               Waiver of Facilities Capital Cost of Money                              OCT 1997
52.215-21               Requirements for Cost or Pricing Data or Information Other Than         OCT 1997
                        Cost or Pricing Data--Modifications
52.216-7                Allowable Cost And Payment                                              FEB 2002
52.216-8                Fixed Fee                                                               MAR 1997
52.219-8                Utilization of Small Business Concerns                                  OCT 2000
52.222-3                Convict Labor                                                           AUG 1996
52.222-21               Prohibition Of Segregated Facilities                                    FEB 1999
52.222-26               Equal Opportunity                                                       APR 2002
52.222-35               Equal Opportunity For Special Disabled Veterans, Veterans of the        DEC 2001
                        Vietnam Era and Other Eligible Veterans
52.222-36               Affirmative Action For Workers With Disabilities                        JUN 1998
52.222-37               Employment Reports On Special Disabled Veterans, Veterans Of            DEC 2001
                        The Vietnam Era and Other Eligible Veterans
52.223-6                Drug Free Workplace                                                     MAY 2001
52.225-13               Restrictions on Certain Foreign Purchases                               JUL 2000
52.227-1 Alt I          Authorization And Consent (Jul 1995) - Alternate I                      APR 1984
52.227-2                Notice and Assistance Regarding Patent and Copyright
                        Infringement                                                            AUG 1986
52.228-7                Insurance--Liability To Third Persons                                   MAR 1996
52.229-3                Federal, State And Local Taxes                                          JAN 1991
52.232-2                Payments Under Fixed-Price Research And Development Contracts           APR 1984
52.232-17               Interest                                                                JUN 1996
52.232-20               Limitation of Cost                                                      APR 1984
52.232-22               Limitation Of Funds                                                     APR 1984
52.232-23               Assignment Of Claims                                                    JAN 1986
52.232-25               Prompt Payment                                                          FEB 2002
52.232-33               Payment by Electronic Funds Transfer--Central Contractor                MAY 1999
                        Registration
52.233-1                Disputes                                                                DEC 1998
52.233-1 Alt I          Disputes (Dec 1998) - Alternate 1                                       DEC 1991
52.233-3 Alt I          Protest After Award (Aug 1996) - Alternate I                            JUN 1985
52.242-1                Notice of Intent to Disallow Costs                                      APR 1984
52.242-3                Penalties for Unallowable Costs                                         MAY 2001
52.242-4                Certification of Final Indirect Costs                                   JAN 1997
52.242-13               Bankruptcy                                                              JUL 1995
52.243-1 Alt V          Changes--Fixed-Price (Aug 1987) - Alternate V                           APR 1984
52.243-2 Alt V          Changes--Cost-Reimbursement (Aug 1987) - Alternate V                    APR 1984
52.244-2 Alt I          Subcontracts (Aug 1998) -  Alternate 1                                  AUG 1998
52.244-6                Subcontracts for Commercial Items                                       MAY 2002
52.249-2                Termination For Convenience Of The Government (Fixed-Price)             SEP 1996

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                                                                N00178-03-C-3079

52.249-6                Termination (Cost Reimbursement)                                        SEP 1996
52.249-9                Default (Fixed-Priced Research And Development)                         APR 1984
52.249-14               Excusable Delays                                                        APR 1984
52.253-1                Computer Generated Forms                                                JAN 1991
252.201-7000            Contracting Officer's Representative                                    DEC 1991
252.203-7001            Prohibition On Persons Convicted of Fraud or Other Defense-             MAR 1999
                        Contract-Related Felonies
252.204.7000            Disclosure of Information                                               DEC 1991
252.204-7003            Control Of Government Personnel Work Product                            APR 1992
252.204-7004            Required Central Contractor Registration                                NOV 2001
252.205-7000            Provisions Of Information To Cooperative Agreement Holders              DEC 1991
252.209-7000            Acquisition From Subcontractors Subject To On-Site Inspection           NOV 1995
                        Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004            Subcontracting With Firms That Are Owned or Controlled By The           MAR 1998
                        Government of a Terrorist Country
252.225-7012            Preference for Certain Domestic Commodities                             APR 2002
252.225-7026            Reporting Of Contract Performance Outside The United States             JUN 2000
252.226-7001            Utilization of Indian Organizations and Indian-Owned Economic           SEP 2001
                        Enterprises-DoD Contracts
252.227-7013            Rights in Technical Data -- Noncommercial Items                         NOV 1995
252.227-7014            Rights in Noncommercial Computer Software and Noncommercial             JUN 1995
                        Computer Software Documentation
252.227-7016            Rights in Bid or Proposal Information                                   JUN 1995
252.231-7000            Supplemental Cost Principles                                            DEC 1991
252.243-7001            Pricing Of Contract Modifications                                       DEC 1991
252.243-7002            Requests for Equitable Adjustment                                       MAR 1998
252.247-7023            Transportation of Supplies by Sea                                       MAR 2000
252.247-7024            Notification Of Transportation Of Supplies By Sea                       MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

      (a) The Government may extend the term of this contract by written notice to the Contractor within 180 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at leas 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.
      (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
      (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 18 months.

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $--0-- or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or

                                                                N00178-03-C-3079
completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

52.227-1l PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997)

(a) Definitions.

(1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

(2) "Made" when used in relation to any invention means the conception or first actual reduction to practice of such invention.

(3) "Nonprofit organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

(4) "Practical application" means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that is benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

(5) "Small business firm" means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

(6) "Subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

                                                                N00l78-03-C-3079

(c) Invention disclosure, election of title, and filing of patent application by Contractor. (1) The Contractor will disclose each subject invention to the Federal agency within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

(2) The Contractor will elect in writing whether or not to retain title to any such invention by notifying the Federal agency within 2 years of disclosure to the Federal agency. However, in any case where publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor will file its initial patent application on a subject invention to which it elects to retain title within 1 year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4) Requests for extension of the time for disclosure election, and filing under subparagraphs (c)(1), (2), and (3) of this clause may, at the discretion of the agency, be granted.

(d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention--

(1) If the Contractor fails to disclose or elect title to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain title; provided, that the agency may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified times.

(2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country.

(3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor and protection of the Contractor right to file.
(1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Federal agency, except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

(2) The Contractor's domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing

                                                                N00178-03-C-3079
regulations (if any). This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the funding Federal agency will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations, if any, concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of the license.

(f) Contractor action to protect the Government's interest. (1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection throughout the world in that subject invention.

(2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3) The Contractor will notify the Federal agency of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

(4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in the invention."

(g) Subcontracts. (1) The Contractor will include this clause, suitably modified to identify the parties, in al subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

(2) The Contractor will include in all other subcontracts, regardless of tier, for experimental, developmental, or research work the patent rights clause required by Subpart 27.3.

(3) In the case of subcontracts, at any tier, the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (j) of this clause.

(h) Reporting on utilization of subject inventions. The Contractor agrees to submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that

                                                                N00178-03-C-3079
are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), the agency agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

(i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request the Federal agency has the right to grant such a license itself if the Federal agency determines that--

(1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

(3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

(4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it agrees that--

(1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions; provided, that such assignee will be subject to the same provisions as the Contractor;

(2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

(3) The balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education; and

(4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants

                                                                N00178-03-C-3079
that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor's licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k)(4).

(l) Communications.

The contractor shall report inventions in accordance with DFARS 252.227-7039 incorporated by reference in this contract.

52.244-2 SUBCONTRACTS (AUG 1998)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that--

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds--

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer's written consent before placing the following subcontracts:

                                                                N00178-03-C-3079

(f)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting--

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination--

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

                                                                N00178-03-C-3079

(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

Dr. Larry Marsteller
6510 East Carondelet Drive
Tucson, AZ 85710

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

HTTP://FARSITE.HILL.AF.MIL

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Department of Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Naval Surface Warfare Center, Dahlgren Division under Contract No. N00178-03-C-3079.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the Naval Surface Warfare Center, Dahlgren Division.

252.235-7011 Final Scientific or Technical Report (SEP 1999)

The Contractor shall submit two copies of the approved scientific or technical report delivered under this contract to the Defense Technical Information Center
(DTIC), Attn: DTIC-)OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, VA 22060-6218. The Contractor shall include a completed Standard Form 298, Report Documentation Page, with each copy of the report. For submission of reports in other than paper copy, contract the Defense Technical Information Center, Attn:
DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, VA 22060-6218.

                                                                N00178-03-C-3079

SECTION J LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

CLAUSES INCORPORATED BY FULL TEXT

Ddl-J10 LIST OF ATTACHMENTS

Attachment J.1 -- Contract Data Requirements List, DD1423

Attachment J.2 -- Contracting Officer's Representative Appointment Letter

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                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE

   A001                    STATUS REPORT                                           MONTHLY STATUS REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)
                                           CLINs 0001AA, 0001AB, 0001AC &
   DI-MGMT-80368                           CLIN 0003                               NSWCDD Code J12
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   LT                                               MTHLY           35 DAC                                              b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                           E                                        SUBSEQUENT SUBMISSION                          Draft -----------
                                                    See 16          See 16                                                Reg  Repro
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16. REMARKS
                                                                                                COR via email to:    0     1     0
Monthly Status Report. Report, signed by a Corporate Officer, to be submitted                   BoughtonRA@nswc.
35 days after beginning of contract and every month thereafter. Report shall be                 navy.mil
submitted in a Microsoft Office application format. Cost based on contractor format acceptable.

DI-MGMT-80368 Section 10.2.2.3 is not required.

Address all work (conducted or completed) during the report period shall be identified in the report; if none are originated, a statement to that effect shall be made.

Inventions and Computer programs originating during the report period shall be identified in the report; if none are originated, a statement to that effect shall be
made.                                                                                           NSWCDD               0     1     0
                                                                                                Procurement Div.
Submit the report with the above Block 3 Subtitle, the Contract Number, and the                 via email:
report submission date.                                                                         elliottdg@nswc.
                                                                                                navy.mil
Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL A001.

Block 9: Distribution statement B applies - "Distribution authorized to US
Government agencies only. Other requests for this document must be referred to NSWCDD/J12.

                                                                                                ------------------------------------
                                                                                                15. TOTAL -->        0     3     0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

------------------------------------------------------------------------------------------------------------------------------------
                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE

   A002                    Contact Summary Report                                  Feasibility Study Comprehensive Final Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)
                                           CLIN 0001AE
   DI-ADMN-80447                                                                   NSWCDD Code J12
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   DD                                               ONE TIME        30 DAYS AFTER CC                                    b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                           E                                        SUBSEQUENT SUBMISSION                          Draft -----------
                                                                    NONE                                                  Reg  Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                                COR via email to:    0     1     0
Feasibility Study Comprehensive Final Report. Report to be delivered 30 days                    BoughtonRA@nswc.
after completion of the contract. Report shall be prepared in both Microsoft                    navy.mil
Office and PDF format.

Block 3: Typed report, with cover page bearing: the Block 3 Subtitle; the Contract Number; the BAA Number; and the report submission date.

Report body shall present the work completed in sufficient detail to permit                     NSWCDD               0     1     0
independent verification of the results obtained and shall detail major                         Procurement Div.
accomplishments and/or findings.                                                                via email:
                                                                                                elliottdg@nswc.
Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL                          navy.mil
A002.

Block 9: Distribution statement E applies - "Distribution authorized to DOD components only as proprietary information may be involved. Other requests for this document must be referred to NSWCDD/J12."

Block 14: Distribution is as follows: One electronic copy of the report in Microsoft Office format shall be submitted to the COR. One electronic copy of the Transmittal Letter, only, to the Procurement Division.

                                                                                                ------------------------------------
                                                                                                15. TOTAL -->              2
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

------------------------------------------------------------------------------------------------------------------------------------
                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE
                                                                                   Demo Prototype Development Research Plan
   A003                    Contact Summary Report                                  w/Cost Proposal & Conceptual Design
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)
                                           CLIN 0002
   DI-ADMN 80447                                                                   NSWCDD, Code J12/Robert Brannon
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   LT                                               ONE TIME        30 DAYS AFTER CC                                    b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                           E                                        SUBSEQUENT SUBMISSION                          Draft -----------
                                                                    NONE                                                  Reg  Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                                COR via email to:    0     1     0
Demonstration Prototype Development Research Plan with Cost Proposal and                        BoughtonRA@nswc.
Prototype Conceptual Design. Report to be delivered 30 days after completion of                 navy.mil
the contract. Report shall be prepared in Microsoft Office. The report shall be used to gain a better understanding of what the contractor plans to accomplish under Prototype Development option effort. This report along with the
Feasibility Study final report will be used to decide whether or not to exercise the option effort.
                                                                                                NSWCDD               0     1     0
Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL                          Procurement Div.
A003.                                                                                           via email:
                                                                                                elliottdg@nswc.
Block 9: Distribution statement E applies - "Distribution authorized to DOD                     navy.mil
components only as proprietary information may be involved. Other requests for this document must be referred to NSWCDD/J12."

Block 14: Distribution is as follows: One electronic copy of the report in Microsoft Office format shall be submitted to the COR. Send Letter of Transmittal only, to Procurement Division.

                                                                                                ------------------------------------
                                                                                                15. TOTAL -->              2
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

------------------------------------------------------------------------------------------------------------------------------------
                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE
                                                                                   Prototype Hardware, Software, and Operation
   A005                    Software User Manual                                    Manual
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)
                                           CLIN 0004
   DI-IPSC-81443A                                                                  NSWCDD Code J12
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   LT                                               ONE TIME        SEE 16                                              b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                           E                                        SUBSEQUENT SUBMISSION                          Draft -----------
                                                                    NONE                                                  Reg  Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                                COR via email to:    0     1     0
Prototype Hardware, Software, and Operations Manual. Manual to be delivered                     BoughtonRA@nswc.
30 days before completion of the Prototype Development Option Period. Report                    navy.mil
shall be prepared in both Microsoft Office and PDF format.

Block 4: Contractor format is acceptable. Use DID as a guideline for the information desired.

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL                          NSWCDD               0     1     0
A006.                                                                                           Procurement Div.
                                                                                                via email:
Block 9: Distribution statement E applies - "Distribution authorized to DOD                     elliottdg@nswc.
components only as proprietary information may be involved. Other requests for                  navy.mil
this document must be referred to NSWCDD/J12."

Block 14: Distribution is as follows: One electronic copy of the report in Microsoft Office format shall be submitted to the COR. One electronic copy of the Transmittal Letter, only, to the Procurement Division.


                                                                                                ------------------------------------
                                                                                                15. TOTAL -->              2
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

------------------------------------------------------------------------------------------------------------------------------------
                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE
                                                                                   Prototype Development Comprehensive Final
   A004                    Contract Summary Report                                 Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)
                                           CLIN 0004
   DI-ADMN-80447A                                                                  NSWCDD Code J12
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   DD                                               ONE TIME        SEE 16                                              b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                           E                                        SUBSEQUENT SUBMISSION                          Draft -----------
                                                                    NONE                                                  Reg  Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                                COR via email to:    0     1     0
Prototype Development Comprehensive Final Report. Report to be delivered 30                     BoughtonRA@nswc.
days after completion of the Prototype Development Option Period. Report shall                  navy.mil
be prepared in both Microsoft Office and PDF format.

Block 3: Typed Report, with cover page bearing: the Block 3 Subtitle; the
Contract Number; the BAA Number; and the report submission date.

Report body shall present the work completed in sufficient detail to permit                     NSWCDD               0     1     0
independent verification of the results obtained and shall detail major                         Procurement Div.
accomplishments and/or findings.                                                                via email:
                                                                                                elliottdg@nswc.
Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL                          navy.mil
A005.

Block 9: Distribution statement E applies - "Distribution authorized to DOD components only as proprietary information may be involved. Other requests for this document must be referred to NSWCDD/J12."

Block 14: Distribution is as follows: One electronic copy of the report in Microsoft Office format shall be submitted to the COR. One electronic copy of the Transmittal Letter, only, to the Procurement Division.

                                                                                                ------------------------------------
                                                                                                15. TOTAL -->              2
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

------------------------------------------------------------------------------------------------------------------------------------
                         CONTRACT DATA REQUIREMENTS LIST                                        FORM APPROVED
                                  (1 DATA ITEM)                                                 OMB NO. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. SEND COMPLETED FORM TO THE GOVERNMENT ISSUING CONTRACTING OFFICER FOR THE CONTRACT/PR NO. LISTED IN BLOCK E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT                   C. CATEGORY:

   SEE 16                                                               TDP ________   TM-_______   OTHER __________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.                      F. CONTRACTOR

   Research and Development (BAA)          N00178-03-C-3079                        CDEX, INC.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.        2. TITLE OF DATA ITEM                                   3. SUBTITLE

   A006                    Report of Invention and Disclosure                      Patent Application for Invention
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (DATA ACQUISITION          5. CONTRACT REFERENCE                   6. REQUIRING OFFICE
   DOCUMENT NO.)

   "37 CFR Chapter 1"                      SEE BLOCK 16                            NSWCDD Code J12
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ           9. DIST STATEMENT       10. FREQUENCY   12. DATE OF                     14.        DISTRIBUTION
                           REQUIRED                                 FIRST SUBMISSION            ------------------------------------
   LT                                               ONE/R           SEE BLOCK 16                                        b. COPIES
-----------------------                         ------------------------------------------------                   -----------------
8. APP CODE                                     11. AS OF DATE  13. DATE OF                        a. ADDRESSEE            Final
                                                                    SUBSEQUENT SUBMISSION                          Draft -----------
   A                       B                                        30 DARC                                               Reg  Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                     COR - hardcopy to    0     1     0
                                                                                                ship-to address at
Block 3: A Patent Application prepared in accordance with the Rules of Practice                 block 11 at Page 1
of the United States Patent and Trademark Office (PTO) (as set forth in 37 CRF
Chapter 1), including Specification, Drawings, Abstract, and one or more
Claims, together with an appropriate declaration executed by the inventor or inventors, all in accordance with 37 CFR. The Patent Application shall be accompanied by one of the two instruments described below:

1. An ASSIGNMENT OF THE INVENTION  by the Contractor to the Government of the
United States of America as represented by the Secretary of the Navy shall be submitted to the Contracting Officer upon exercise of the Contrator's election, under FAR 52.227-11, to decline application to the PTO for Patent. (The
Government applies for patent and you receive use license.)

2. Upon exercise of the Contractor's election under FAR 52.226-11 to apply to PTO for patent, a CONFIRMATION INSTRUMENT shall be submitted to the Contracting
Officer. The instrument shall identify the Patent by PTO application serial number and filling date, shall confirm nonexclusive, nontransferable, irrevocable paid-up license to practice, or have practiced, the invention for or on behalf of the United States, and shall grant the Government an irrevocable power to inspect and make copies of the application and related papers in the PTO. (The Government receives license to use your Patent.)

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL
A005 (OR ALL CDRLS IN GENERAL).

Block 9: Distribution statement B applies applies - "Distribution authorized to
US Government agencies only." In order to protect information not owned by the US Government, other requests for this document must be referred to NSWCDD/J12.

Block 12: per FAR 52.227-11.

                                                                                                ------------------------------------
                                                                                                15. TOTAL -->        0     1     0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                          H. DATE                      I. APPROVED BY                             J. DATE


------------------------------------------------------------------------------------------------------------------------------------

----------------------------
17. PRICE GROUP


----------------------------
18. ESTIMATED TOTAL PRICE


----------------------------

DD FORM 1423-1, JUN 90                             PREVIOUS EDITIONS ARE OBSOLETE                          Page _____ of _____ Pages
1007-183

                                                                        9 APR 03

MEMORANDUM

From: J10
To:   XDS13

Subj: NOMINATION OF CONTRACTING OFFICER'S REPRESENTATIVE (CDEX, INC.)

Ref:  (a) NAVSEAINST 4200.17B, Contracting Officer's Representative (COR)

1. Pursuant to reference (a), I hereby nominate Roger Boughton as the Contracting Officer's Representative (COR) for contract N00178-03-C-3079 with CDEX, Inc. The contract is for research and development of sensor systems under NSWC Broad Agency Announcement N60921-0l-Q-3040.

2. Mr. Boughton's qualifications are: Provides program management and systems engineering support to NSWC projects and previously on ONR Missile Defense program from September 2000 to September 2002. Past COR on ONR contract N00014-02-C-0163 to provide software algorithm analysis: $150K, cost plus.

3. Mr. Boughton is trained as an Electrical Engineer. His title and grade are:
Engineer, ND4. His contact information is: NSWC Code J12, 17320 Dahlgren Road, Dahlgren, VA 22448-5100. His phone number is 540-653-4882 and email address is BOUGHTONRA@NSWC.NAVY.MIL.

4. In case of any problems, disagreements, or other questions pertaining to the COR's performance of duties you may contact: Mr. John Wright (Jl2) or Mr. Art Blankenship (J10L).

5. Mr. Boughton has completed Navy approved COR training. He has attended COR training in October 1997 and the DAWIA sponsored 3-day COR training in July 2002.

6. The individual performance rating elements for Mr. Boughton include the COR function as a stand-alone element.

7. I recommend that the COR be assigned the following duties:

      a. Control all Government technical interface with the contractor.

Subj: NOMINATION OF CONTRACTING OFFICER'S REPRESENTIVE (CDEX, INC.)

      b. Ensure that a copy of all Government technical correspondence is forwarded to the Contracting Officer (CO) for placement in the contract task order file.

      c. Promptly furnish documentation on any requests for change, deviation, or waiver, whether generated by the Government or the contractor, to the CO (and Ordering Officer) for their action.

      d. Determine causes when the contract is not progressing as expected and make recommendation to the CO for corrective action.

      e. Monitor contract performance to ensure individual contractor employees are of the skill levels required and are actually performing at the levels charged against the contract during the performance period.

      f. Monitor contract performance to ensure that the labor hours charged against the contract are consistent and reasonable for the effort completed and that any travel charged was necessary and actually occurred.

      g. Monitor Government Furnished Property. Ensure the property provided to the contractor is authorized by the contract.

      h. Complete the COR Report of Contractor's Performance in accordance with the schedule established in the contract administration plan for conduct.

8. Any changes to these recommended duties must be discussed with the undersigned prior to issuing the appointment letter.

9. If you have any questions or comments, please contact the undersigned at x3-1969.


                                             /s/ S. A. BLANKENSHIP

                                             S. A. BLANKENSHIP, Head
                                             Measured Response Options Division

Copy to:
J12
J12/Boughton